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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               __________________


                Date of Report (Date of earliest event reported):
                                 AUGUST 14, 2003


                         OUTDOOR CHANNEL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



            ALASKA                     0-17287                 33-0074499
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)


   43445 BUSINESS PARK DRIVE, SUITE 113
           TEMECULA, CALIFORNIA                             92590
 (Address of Principal Executive Offices)                 (Zip Code)


                                 (909) 699-4749
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.
                  --------------------------------------------

                  Not Applicable

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  Not Applicable

         (c)      Exhibits.
                  ---------

                  Exhibit No.       Description
                  -----------       -----------

                  Ex. 99.1          Press release dated August 14, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 14, 2003, Outdoor Channel Holdings, Inc. ("Holdings") filed its Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003 with the Securities and Exchange Commission. In connection with the filing of the Form 10-QSB, Holdings issued a press release dated August 14, 2003 announcing its financial results for the second quarter of the 2003 fiscal year. A copy of the press release is attached hereto as Exhibit 99.1.

LIMITATION ON INCORPORATION BY REFERENCE

         In accordance with general instruction B.6 of Form 8-K, the information in this report and the attached exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             OUTDOOR CHANNEL HOLDINGS, INC.



                                             By: /s/ Richard K. Dickson II
                                                 -------------------------
                                                 Richard K. Dickson II
                                                 COO AND CFO


Dated:  August 15, 2003

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                         OUTDOOR CHANNEL HOLDINGS, INC.
                                    FORM 8-K
                                  EXHIBIT INDEX
                                  -------------

    EXHIBIT NO.                  DESCRIPTION                 METHOD OF FILING
    -----------  ----------------------------------------  ---------------------

       99.1      Press release dated August 14, 2003           Filed herewith